SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) §240.14a-12

OURPET’S COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 1, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of OurPet’s Company on Wednesday, May 24, 2006, starting at 1:00 P.M. local time at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors and the ratification of the appointment of our independent auditors for 2006.

In addition, our management will report on our results and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of OurPet’s Company, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

Dr. STEVEN TSENGAS

Chairman of the Board, President

and Chief Executive Officer

OURPET’S COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 24, 2006

To the Shareholders of OurPet’s Company:

The Annual Meeting of the Shareholders of OurPet’s Company, a Colorado corporation, will be held on Wednesday, May 24, 2006, at our offices at 1300 East Fairport Harbor, Ohio 44077, beginning at 1:00 P.M. local time, for the following purposes:

1.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of S.R. Snodgrass, A.C. as our independent auditor for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 28, 2006, are entitled to vote at the annual meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

KONSTANTINE A. TSENGAS

Secretary

Fairport Harbor, Ohio

May 1, 2006

OURPET’S COMPANY

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2006 Annual Meeting of Shareholders to be held on Wednesday, May 24, 2006, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying Chairman’s Letter, Notice and Proxy Card, together with our annual report on Form 10-KSB for the year ended December 31, 2005, are being sent to our shareholders beginning on or about May 1, 2006.

QUESTIONS AND ANSWERS

Q:	WHEN AND WHERE IS THE ANNUAL MEETING?

A:	Our 2006 Annual Meeting of Shareholders will be held on Wednesday, May 24, 2006, at 1:00 P.M. local time, at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

Q:	WHAT ARE SHAREHOLDERS VOTING ON?

A:	Proposal One: Election of five directors—Joseph T. Aveni, Carl Fazio, Jr., James D. Ireland III, John Spirk and Dr. Steven Tsengas; and

Proposal Two: Ratification of S.R. Snodgrass, A.C. as our independent auditor for the fiscal year ending December 31, 2006.

If a proposal other than the listed proposals are presented at the annual meeting, your signed proxy card gives authority to Konstantine S. Tsengas to vote on any additional proposal.

Q:	WHO IS ENTITLED TO VOTE?

A:	Shareholders as of the close of business on April 28, 2006, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

Q:	HOW DO SHAREHOLDERS VOTE?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposal. You have the right to revoke your proxy any time before the meeting by:

•	notifying our Secretary,

•	voting in person, or

•	returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Konstantine S. Tsengas will vote FOR the proposals on your behalf.

Q:	WHO WILL COUNT THE VOTE?

A:	John G. Murchie, our Vice President, Treasurer and Controller, will be responsible for tabulating the vote count as election inspector.

Q:	WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY CARD?

A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	WHAT CONSTITUTES A QUORUM?

A:	As of the record date, 14,969,473 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against the proposal. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	All shareholders as of the record date, April 28, 2006, can attend.

Q:	WHAT PERCENTAGE OF STOCK ARE THE DIRECTORS AND OFFICERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:	Together, they own 8,574,014 shares of our common stock, or 57.3% of the stock entitled to vote at the annual meeting. (See page 9 for more details.)

Q:	WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

A:	• Dr. Steven Tsengas, our Chairman of the Board, President and Chief Executive Officer and his wife,
Evangelia S. Tsengas, beneficially own 4,494,464 shares of our common stock, including 565,014 warrants and options that are presently exercisable, or will become exercisable in the next 60 days, or 28.9%, as of the record date.

•	Pet Zone Products, Ltd. beneficially owns 5,936,000 shares of our common stock, including 2,854,000 warrants that are presently exercisable, or 33.3%, as of the record date. James D. Ireland III, a director of OurPet’s, is the Chairman and a Managing Director of Capital One Partners, LLC, a private equity investment firm that owns a majority of the membership interests in Pet Zone, and may be deemed to beneficially own the shares of common stock owned by Pet Zone. Mr. Ireland disclaims beneficial ownership of the shares of common stock owned by Pet Zone.

Q:	WHEN IS A SHAREHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by December 26, 2006, to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077, and must be in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. (See page 11 for more details.)

Q:	HOW DOES A SHAREHOLDER COMMUNICATE WITH THE BOARD OF DIRECTORS?

A:	Shareholders may send communications to our Board to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077. (See pages 11 and 12 for more details.)

Q:	HOW DOES A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF OURPET’S?

A:	Any shareholder may recommend any person as a nominee for director by writing to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077. Recommendations for next year’s annual meeting must be received by December 26, 2006. (See pages 5 and 6 for more details.)

Q:	WHO PAYS FOR THE SOLICITATION EXPENSES?

A:	The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

PROPOSAL ONE

ELECTION OF DIRECTORS

At this annual meeting, five directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Nominees for election this year are Joseph T. Aveni, Carl Fazio, Jr., James D. Ireland III, John Spirk and Dr. Steven Tsengas. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See below for more information.

If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.

The Board of Directors recommends that you vote FOR Mr. Aveni, Mr. Fazio, Mr. Ireland, Mr. Spirk and Dr. Tsengas.

STRUCTURE AND PRACTICES OF

BOARD OF DIRECTORS

Certain information about the nominees to be elected by our shareholders is set forth below.

Name	Age	Position	Director Since
Dr. Steven Tsengas	68	Chairman of the Board, President, Chief Executive Officer and Director	1998
Joseph T. Aveni	74	Director	1998
Carl Fazio, Jr.	55	Director	2004
James D. Ireland III	56	Director	2006
John Spirk	57	Director	2006

Dr. Steven Tsengas has served on our Board of Directors since the merger with Manticus, Inc. in 1998 and also was a director of our predecessor company since it was incorporated in 1985. Dr. Tsengas has also served as Chairman, President and Chief Executive Officer since the merger in 1998. Dr. Tsengas received his BS in Industrial Engineering from the State of New York University at Buffalo, his MS in Business from the University of Rochester, W. Simon Graduate School of Management, and his Ph.D. degree in Natural Health from Clayton College of Natural Health. He holds numerous patents, has taught and lectured at various colleges and was elected to the National Inventors Hall of Fame. He is active in numerous professional, community and technical associations, including the Ohio Venture Association, American Naturopathic Medical Association, the Coalition for Natural Health, the Lake County Development Council and the Lake County Workforce Development Council. His son, Konstantine S. Tsengas, serves as OurPet’s Vice President of Operations and Secretary.

Joseph T. Aveni has served on our Board of Directors since November 1998. He has been the Chairman Emeritus of First Realty Property Management LLP since 1997. He was the Chairman and Chief Executive Officer of Realty One from 1990 to 2001 and served on the Board of Directors of the Cleveland Ballet and the Greater Cleveland Growth Association. He has served as President of Property Management Division of FIABCI and of National Institute of Real Estate Management, as a member of the Board of Directors of the National Association of Realtors, as Chairman of the Genesis Relocation Services and as a member of the Leadership Cleveland Class of ‘92. He has received the Distinguished Service Award and Realtor of the Year Award from the Association of Realtors and the Franklin Delano Roosevelt Award for Excellence from the March of Dimes.

Carl Fazio, Jr. has been a director since 2004. Mr. Fazio has been with Raymond James & Associates, Inc. since 2002 and he is currently a Private Client Group Financial Advisor in the Fort Myers, FL office. He was Vice President of Clark Consulting, an executive benefits consulting firm, from 2000 to 2001. For a six year period ending in 2002, Mr. Fazio owned and operated GreaTaste, Inc., a wholesale and retail bakery serving the greater Cleveland, Ohio area. Mr. Fazio has served as a board member and trustee with the Cleveland Chapter of the American Red Cross, the Achievement Center for Children, the Retired Senior Volunteer Program and other civic and charitable groups. He currently serves as a trustee for Say Yes to Cleveland, is a member of Cleveland State University’s Visiting Committee for Athletics and serves as an alumni volunteer for Hobart College and Hawken School.

James D. Ireland III is the Chairman and Managing Director of Capital One Partners, LLC and Early Stage Partners, Cleveland-based private equity investment firms he founded in 1993 that specialize in early stage and middle market companies. Mr. Ireland served as Chairman of Pet Zone Products, Ltd., a pet supply products manufacturer and distributor, acquired by us in January 2006. He is also a director of Cleveland-Cliffs, Inc., a publicly traded manufacturing company, and other privately held companies funded by Capital One and Early Stage Partners.

John Spirk is Co-Founder and Co-President of Nottingham-Spirk Design Associates, one of the leading product invention and development groups in the United States. Nottingham-Spirk is responsible for the creation of hundreds of successful products with over 400 commercialized patents and combined product sales of over $30 billion. Clients of Nottingham-Spirk have included Fortune 500 companies as well as fast growth entrepreneurial firms.

2005 Director Compensation

No director received compensation for service on OurPet’s Board of Directors in 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of copies of reports furnished to OurPet’s or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in 2005.

Attendance of the Board of Directors at Meetings

In 2005, the Board of Directors met twice and acted by unanimous written consent five times. During 2005, all members of the Board of Directors except Benjamin D. Suarez, a former director, participated in all Board meetings.

Directors are also strongly encouraged to attend the annual meeting of shareholders, either in person or by teleconference. All directors attended last year’s annual meeting either in person or by teleconference.

Committees of the Board of Directors

Compensation Committee

The Board of Directors has established a compensation committee, which makes recommendations to the Board with respect to general compensation and benefit levels for employees, determines the compensation and benefits for OurPet’s executive officers and administers our stock option plan. The members of this committee are Joseph T. Aveni, Carl Fazio, Jr. and Dr. Steven Tsengas. The compensation committee met once in 2005.

Audit Committee

A description of the audit committee is contained in the following audit committee report.

AUDIT COMMITTEE REPORT

The Board of Directors has established an audit committee, which meets with financial management and our independent registered public accounting firm to make recommendations to the Board regarding the quality and integrity of our financial statements, review the results and scope of audit and any other services provided by our independent registered public accounting firm and review and evaluate our internal control functions. The audit committee also oversees the qualifications and independence of our independent registered public accounting firm, or independent auditors. The audit committee is also directly responsible for the engagement of the independent auditor and considers and approves all services performed by the independent auditor. The members of this committee in 2005 were Mr. Aveni, Mr. Fazio and Mr. Benjamin D. Suarez, who resigned from the Board in January 2006. The audit committee met twice in 2005.

The audit committee operates under a written charter setting forth the committee’s composition, responsibilities and authority. This charter was adopted by OurPet’s on February 6, 2004 to fully comply with new SEC rules and adopted pursuant to the Sarbanes-Oxley Act of 2002. The charter is reviewed and assessed annually by the audit committee.

The directors who serve on the audit committee have no financial or personal ties to the Company other than as described in this proxy statement. The Board of Directors has determined all members of the audit committee in 2005 satisfied the regulations of Nasdaq governing audit committee composition, including the requirement that all committee members be “independent” as defined in applicable Nasdaq regulations. In addition, the Board has determined that Mr. Aveni is an audit committee financial expert as defined by the SEC.

In 2005, the audit committee; (1) reviewed and discussed with management and the independent auditors our audited financial statements for the year ended December 31, 2005; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communication with audit committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence; and (5) discussed with the auditors the auditor’s independence.

Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2005, be included in OurPet’s Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

Audit Committee

JOSEPH T. AVENI

CARL FAZIO, JR.

BENJAMIN D. SUAREZ

Audit Committee Pre-Approval Policies and Procedures

Before the auditors are engaged by OurPet’s to render audit or permissible non-audit services, the audit committee approves the engagement. The audit committee also reviews the scope of any audit and other assignments given to our auditors to assess whether these assignments would affect their independence. In 2005, our audit committee reviewed all services provided by S.R. Snodgrass to ensure that they were within the scope previously approved by the audit committee.

Director Nominating Process

We do not have a nominating committee of the Board of Directors. Instead, the Board believes it is in the best interests of OurPet’s to rely on the insight and expertise of all directors in the nominating process.

Generally, the Chairman of the Board recommends qualified candidates for director to the full Board and nominees are approved by a majority of the Board, including Mr. Aveni, Mr. Fazio, Mr. Ireland and Mr. Spirk, who are independent directors as defined by Nasdaq. Nominees are not required to possess specific skills or qualifications, however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to OurPet’s. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.

It is the policy of the Board of Directors to consider nominees recommended by shareholders according to the same criteria. A shareholder desiring to nominate a director for election at our 2007 annual meeting of shareholders must deliver a written notice to our Secretary at our offices located at 1300 East Street, Fairport Harbor, Ohio 44077 no later than December 26, 2006. Such notice must include as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the written consent of the person, consenting to be named in the proxy as a nominee and to serve as a director;

•	the class and number of our shares beneficially owned by the person, if any; and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act;

and as to the shareholder giving the notice:

•	the name and record address of the shareholder; and

•	the class and number of our shares beneficially owned by the shareholder;

We may require any proposed nominee to furnish additional information required by us to determine the eligibility of the proposed nominee to serve as our director.

Code of Ethics

On February 6, 2004, the Board of Directors adopted a code of conduct and ethics that applies to all officers, directors and employees of OurPet’s, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. The code was filed with our December 31, 2003 annual report on Form 10-KSB as Exhibit 14.

EXECUTIVE OFFICERS

Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

Name	Age	Position
Dr. Steven Tsengas*	68	Chairman of the Board, President, Chief Executive Officer and Director
Konstantine S. Tsengas	41	Vice President of Operations and Secretary
John G. Murchie	68	Vice President, Treasurer and Controller

*	Biographical information for Dr. Tsengas can be found under “Board of Directors.”

Konstantine S. Tsengas has been our Vice President of Operations and Secretary since the merger with Manticus in 1998 and served in the same capacities with our predecessor company since 1995. Mr. Tsengas received his BS in Industrial Engineering from the University of Toledo and has completed graduate level courses in marketing and organizational behavior at Cleveland State University. He is the son of Dr. Steven Tsengas, our Chairman of the Board, President and Chief Executive Officer.

John G. Murchie has been Vice President of OurPet’s since 2002 and Treasurer and Controller since January of 2000. From 1995 through 1999, Mr. Murchie served as Acting Chief Financial Officer, Controller and Chief Administrative Officer of Conversion Technologies International, Inc. and one of its subsidiaries. Mr. Murchie received his BS in Business Administration from Miami University of Ohio.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table summarizes the compensation paid by us to our Chairman of the Board, President and Chief Executive Officer. No other officer earned more than $100,000 annually for the fiscal years ended 2005, 2004 and 2003.

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options		All Other Compensation
Dr. Steven Tsengas	2005	$99,209	—	$6,651	(1)	—		—
Chairman of the Board, President	2004	93,539	—	515	(1)	500,000	(2)	—
and Chief Executive Officer	2003	88,580	—	—		—		—

(1)	Dr. Tsengas’ share of the 10 percent profit sharing plan for 2005 and 2004 based upon OurPet’s net income before taxes.
(2)	Represents options granted pursuant to our 1999 Stock Option Plan in April 2004 for 300,000 shares at an exercise price of $0.35 per share and in October 2004 for 200,000 shares at an exercise price of $0.29 per share which vest one-third on each of the second, third and fourth anniversaries of the date of grant and expire on the fifth anniversary of the date of grant.

Option Grants and Exercises in 2005

No options were granted to or exercised by Dr. Tsengas during the fiscal year ended December 31, 2005.

Option Values at Year-End 2005

The following table summarizes information with respect to the number of unexercised options held by Dr. Tsengas as of December 31, 2005.

	Number of Shares Underlying Unexercised Options at December 31, 2005		Value of In-The-Money Options at December 31, 2005*
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Steven Tsengas	100,000	400,000	$7,000	$40,000

*	Valued at $0.42 per share, the closing price per share of our common stock on December 30, 2005.

Employment Agreements

Other than the OurPet’s standard form of non-competition and confidentiality agreement, we do not have any employment contracts with our executive officers, including any compensatory plans or arrangements resulting from the resignation, retirement or other terminations of the executive officers.

Equity Compensation Plan Information as of April 8, 2005

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	918,000	$0.330	432,000
Equity compensation plans not approved by security holders	25,614	1.220	-0-

Total	943,614	$0.355	432,000

The equity compensation plan not approved by security holders includes the issuance in 2002 of 25,614 warrants to purchase shares of our common stock at $1.22 per share to an unrelated firm as payment in full for investor relations services. These warrants expire on August 3, 2007.

PRINCIPAL STOCKHOLDERS

The following table sets forth the amount and nature of the beneficial ownership of our common stock as of April 28, 2006 by:

•	each person known by us to own more than 5% of the outstanding shares,
•	each director,
•	each executive officer, and
•	all our directors and executive officers as a group.

	Beneficial Ownership (1)
Name and Address (2)	Common	Preferred (3)	Options and Warrants (4)	Total	Percent
Dr. Steven and Evangelia S. Tsengas (5)	3,929,450	—	565,014	4,494,464	28.9%
Pet Zone Products Ltd. c/o 1801 East 9th Street, Suite 1700 Cleveland, Ohio 44114	3,082,000	—	2,854,000	5,936,000	33.3%
James D. Ireland III (6)	3,082,000	—	2,854,000	5,936,000	33.3%
Nicholas S. Tsengas (7)	1,126,050	—	53,181	1,179,231	7.9%
Konstantine S. Tsengas (8)	1,089,112	—	53,181	1,142,293	7.6%
Dr. James W. McCourt 2213 CR 3140 Cooksville, TX 75558	713,061	380,000	78,451	1,171,512	7.6%
Joseph T. Aveni	459,452	—	69,960	529,412	3.5%
John G. Murchie	14,000	—	50,000	64,000	*
Carl Fazio, Jr.	—	—	57,098	57,098	*
John Spirk	—	—	—	—	—
All directors and officers as a group (7 individuals)	8,574,014	—	3,649,253	12,223,267	65.7%

*	Less than 1%.
(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.
(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077.
(3)	Each share of preferred stock is convertible into 10 shares of common stock. The preferred stock shown in the table is shown as if already converted into common stock. Preferred stock is nonvoting unless and until converted into common stock.
(4)	Includes options to purchase our common stock issued under the 1999 Stock Option Plan and common stock subject to warrants that are presently or will become exercisable in 60 days.
(5)	Includes 3,169,558 shares of common stock, 100,000 options and 190,771 warrants owned by Dr. Tsengas. Also includes 18,200 shares of common stock and 108,446 warrants owned by Senk Properties in which Dr. Tsengas is a partner. The number of shares of common stock and warrants owned by Senk Properties attributed to Dr. Tsengas is based on his ownership percentage of 52%. Also includes 737,492 shares of common stock and 140,771 warrants owned by Evangelia Tsengas, Dr. Tsengas’s wife, and 4,200 shares of common stock and 25,026 warrants owned by Senk Properties in which Evangelia Tsengas is a partner, based on her ownership percentage of 12%.
(6)	All shares of common stock and warrants included are owned by Pet Zone Products, Ltd. Mr. Ireland is the Chairman and a Managing Director of Capital One Partners, LLC, a private equity investment firm that owns a majority of the membership interests in Pet Zone. Mr. Ireland disclaims beneficial ownership of the shares of common stock and warrants owned by Pet Zone.
(7)	Includes 1,008,403 shares of common stock and 5,214 warrants owned by Nicholas Tsengas and 6,300 shares of common stock and 37,539 owned by Senk Properties in which Mr. Tsengas is a partner, based on his ownership percentage of 18%. Also includes 111,347 shares of common stock and 10,428 warrants owned by Mr. Tsengas’s daughters.
(8)	Includes 1,008,403 shares of common stock and 5,214 warrants owned by Konstantine Tsengas and 6,300 shares of common stock and 37,539 warrants owned by Senk Properties in which Mr. Tsengas is a partner, based on his ownership percentage of 18%. Also includes 74,409 shares of common stock and 10,428 warrants owned by Konstantine Tsengas’s daughter and son.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

Our audit committee, following a review of our independent auditor’s performance and qualifications, has selected, and the Board of Directors has ratified, S.R. Snodgrass, A.C. as our independent auditors for the year ending December 31, 2006. S.R. Snodgrass has audited our financial statements since 1998. The audit committee and the Board of Directors believe that S.R. Snodgrass’ long-term knowledge of OurPet’s is invaluable. Representatives of S.R. Snodgrass will attend the annual meeting to answer appropriate questions and make a statement if they desire.

Although our bylaws do not require the selection of independent accountants to be submitted to shareholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the meeting in order to ratify S.R. Snodgrass as our independent accountants for the fiscal year ending December 31, 2006. If the resolution is rejected, or if S.R. Snodgrass declines to act or becomes incapable of action, or if the Board decides in its discretion to discontinue the employment of S.R. Snodgrass, the Board will appoint other independent accountants whose continued employment after the next annual meeting of shareholders will be subject to ratification by you.

The Board of Directors recommends that you vote FOR the ratification of S.R. Snodgrass, A.C. as our independent accountants for the fiscal year ending December 31, 2006.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to us by S.R. Snodgrass, A.C. for the fiscal years ended December 31, 2005 and 2004:

Category	2005	2004
Audit Fees	$41,400	$40,100
Audit-Related Fees	—	—
Tax Fees	205	260
All Other Fees	39,630	—

Total Fees	$81,235	$40,360

Audit Fees.    These fees comprise professional services rendered in connection with the audit of our financial statements and the review of our quarterly financial statements on Form 10-QSB’s that are customary under generally accepted auditing standards.

Audited Related Fees.    These fees comprise professional services rendered in connection with compliance with the provisions of the Sarbanes-Oxley Act of 2002.

Tax Fees.    These fees comprise professional services rendered in connection with tax compliance reviews.

All Other Fees.    These fees comprise professional services rendered in connection with the audit of Pet Zone Products Ltd. financial statements for the year ended December 31, 2005 for inclusion in our Current Report on Form 8-K that are customary under generally accepted auditing standards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OurPet’s leases warehouse and office facilities from a related entity, Senk Properties, a general partnership comprised of Dr. Steven Tsengas, Konstantine S. Tsengas, Evangelia S. Tsengas and Nicholas S. Tsengas. At December 31, 2005, the current monthly rental was $12,490 plus real estate taxes with annual increases each June in the monthly rental based upon the change in the indicated consumer price index in the preceding year. The initial lease term was five years ending on May 31, 1998 and it has been extended for two additional five-year terms, with the possibility of three additional extensions of five years each. Lease expense was $169,289 for 2005 and $163,834 for 2004.

In 2005, we issued 50,000 warrants to each of Dr. Tsengas, Mr. Aveni and Mr. Fazio in consideration for their guaranty of OurPet’s bank loan. The warrants are exercisable at $0.43 per share and expire on November 14, 2010.

On August 28, 2003, we borrowed $100,000 from Mr. Aveni for working capital purposes. This note was due on November 30, 2003 with interest at prime plus 3%. The note due date was extended and it was repaid to Mr. Aveni with accrued interest on December 30, 2003. In connection with this loan, we issued 12,500 warrants for the purchase of common stock at $0.41 a share, subsequently adjusted to 12,654 warrants exercisable at $0.405 a share in accordance with the warrant anti-dilution provisions. These warrants expire on September 4, 2006.

On December 30, 2003 we repaid Beachcraft $75,000 in cash in partial payment for the note dated August 2, 2000 for $150,000. As of February 1, 2004, a new note payable for $75,000 was issued to Beachcraft to replace the remaining balance on the August 2, 2000 note. The new note is due on February 1, 2007 with interest payable quarterly at prime plus 3%. In consideration for this refinancing we issued warrants for the purchase of 56,250 shares of common stock to Beachcraft at an exercise price of $0.30 per share, subsequently adjusted to 57,011 warrants exercisable at $0.296 a share in accordance with the warrant anti-dilution provisions. These warrants expire on February 1, 2008.

In October 2004, we issued an aggregate total of 70,000 warrants for the purchase of common stock at $0.29 per share, subsequently adjusted to 70,979 warrants exercisable at $0.286 a share in accordance with the warrant anti-dilution provisions, which expire on October 1, 2010. These warrants were issued to current directors, a former director and the special advisor to the Board of Directors as compensation for services.

We believe the terms we received from the loans described above are at least as favorable as terms it could have obtained from unaffiliated third parties.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

A shareholder intending to present a proposal to be included in our proxy statement for our 2007 annual meeting of shareholders must deliver a notice, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than December 26, 2006. The notice must set forth as to each matter the shareholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the shareholder, and

•	any material interest of the shareholder in such business.

OurPet’s Board of Directors also provides a process for our shareholders to send communications to the Board. Shareholders may mail any communications to our Secretary at 1300 East Street, Fairport Harbor, Ohio 44077. Our Secretary will review all communications and forward to the Board of Directors all communications other than solicitations for products or services or trivial or obscene items. Mail addressed to a particular director or committee of the Board will be forwarded to that director or committee. All other communications will be forwarded to the Chairman for the review of the entire Board.

OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

KONSTANTINE S. TSENGAS

Secretary

May 1, 2006

[FRONT]

PROXY	OURPET’S COMPANY	PROXY

ANNUAL MEETING OF SHAREHOLDERS, May 24, 2006

1300 East Street, Fairport Harbor, Ohio 44077

1:00 p.m. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Konstantine S. Tsengas the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of OurPet’s Company to be held on May 24, 2006, at 1300 East Street, Fairport Harbor, Ohio 44077, beginning at 1:00 p.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the May 1, 2006 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of OurPet’s Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES AND “FOR” PROPOSAL TWO.

1.	Election of Joseph T. Aveni, Carl Fazio, Jr., James D. Ireland III, John Sprik and Dr. Steven Tsengas as directors.

FOR ☐                                     WITHHELD ☐

FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): ☐

2.	Ratification of the appointment of S.R. Snodgrass, A.C. as the independent auditor of OurPet’s Company.

FOR ☐                                      AGAINST ☐                                      WITHHELD ☐

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated:                                                                  , 2006

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐

This proxy will be voted FOR all nominees and FOR Proposal Two unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.